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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   December 3, 1997
                                                         -----------------------

                       Key Consumer Acceptance Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           333-38211                                  52-1995940
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   (Commission File Number)              (I.R.S. Employer Identification No.)



Key Tower, 127 Public Square, Cleveland, Ohio               44114-1306
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  (Address of Principal Executive Offices)                       (Zip Code)


                                 (216) 689-6300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.  OTHER EVENTS.

         Key Auto Finance Trust 1997-2. On December 3, 1997, the registrant made available to prospective investors a term sheet setting forth a description of the collateral pool and the proposed structure of $1,062,720,000 aggregate principal amount of Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A- 4, Class A-5, Class A-P, Class B and Class C, of Key Auto Finance Trust 1997-2. The term sheet is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT  NO.      DESCRIPTION
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Exhibit 99        Term Sheet dated December 3, 1997, with respect to the
                  proposed issuance of the Asset Backed Notes, Class A-1, Class
                  A-2, Class A-3, Class A-4, Class A-5, Class A-P, Class B and
                  Class C, of Key Auto Finance Trust 1997-2.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KEY CONSUMER ACCEPTANCE CORPORATION
                                                    (Registrant)




Dated: December 3, 1997                 By:     /s/ Craig T. Platt
                                           -------------------------------
                                        Its:    President and CEO
                                           -------------------------------




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                                INDEX OF EXHIBITS



EXHIBIT           EXHIBIT                                                    SEQUENTIALLY NUMBERED PAGE
NUMBER

Exhibit 99        Term Sheet dated December 3, 1997, with respect to                       5
                  the proposed issuance of the Asset Backed Notes,
                  Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
                  Class A-P, Class B and Class C, of Key Auto Finance
                  Trust 1997-2.

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